                             THE VANTAGEPOINT FUNDS
                   VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

   Supplement dated January 26, 2006 to the Prospectus dated May 1, 2005, as amended
       January 4, 2006, October 6, 2005, June 30, 2005, and May 23, 2005

At a meeting held on January 19, 2006, the Board of Directors of The Vantagepoint Funds (the "Board") approved the appointment of Legg Mason Capital Management, Inc. and TimesSquare Capital Management, LLC as additional subadvisers to the Vantagepoint Aggressive Opportunities Fund (the "Fund"), effective January 25, 2006. In addition, at the same meeting, the Board approved the termination of Wellington Management Company, LLP as a subadviser to the Fund. Accordingly, these subadvisory changes are reflected in the following supplement to the Prospectus.

Southeastern Asset Management, Inc. ("Southeastern") and T. Rowe Price Associates, Inc. continue to serve as subadvisers to the Fund. In a transition phase beginning on or about January 25, 2006, the Fund's assets will be transitioned and reallocated to and among the Fund's four subadvisers. In addition, in connection with these changes, Vantagepoint Investment Advisers, LLC, the Fund's investment adviser, has negotiated, and the Board has approved, a lower subadvisory fee with Southeastern effective February 1, 2006. This change, as well as the changes described above, are expected to reduce the overall subadvisory fees paid by the Fund.

            This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

INVESTMENT SUBADVISERS OF THE VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

Delete the information regarding Wellington Management Company, LLP from the Fund's "Investment Subadvisers" section on pages 15 and 16 of the Prospectus and add the following:

Legg Mason Capital Management, Inc. ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, seeks to invest primarily in equity securities, and securities convertible into equity securities, that it believes currently trade at discounts to Legg Mason's assessment of their intrinsic value. Legg Mason expects that under normal circumstances, the majority of the total assets will be invested in securities of companies that at the time of purchase are in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell(R) Midcap Index or the Standard & Poor's MidCap 400, or in "special situations" regardless of market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of Legg Mason, make them attractive for investment. Sam Peters, CFA and a Senior Vice President of Legg Mason, serves as portfolio manager and has day-to-day responsibility for managing the portion of the Fund's assets for which Legg Mason serves as subadviser. Mr. Peters joined Legg Mason in April, 2005. Prior to joining Legg Mason, Mr. Peters was a portfolio manager at Fidelity Management & Research Company from 2000 to April 2005. For over 20 years, Legg Mason has provided investment advisory services to a variety of domestic and international clients, including mutual funds, pension funds, foundations, and government-related entities.

TimesSquare Capital Management, LLC ("TimesSquare"), Four Times Square, 25th Floor, New York, New York 10036, uses a bottom up, research intensive approach to identify mid-cap securities with the greatest growth potential. TimesSquare expects that, under normal circumstances, it will purchase securities in a mid-cap market capitalization range of from $1.5 billion to $10 billion. Tony Rosenthal, CFA and Grant Babyak serve as portfolio managers and have the day-to-day responsibility for managing the portion of the Fund's assets for which TimesSquare serves as subadviser. Mr. Rosenthal is a Managing Director and Portfolio Manager/Analyst in TimesSquare's growth equity group. Before joining the firm in 2000, Mr. Rosenthal served in a similar capacity at Fiduciary Trust Company International from 1996 to 2000. Mr. Babyak is also a Managing Director and Portfolio Manager in TimesSquare's growth equity group. Prior to joining the firm in 2000, Mr. Babyak managed small-cap and mid-cap portfolios at Fiduciary Trust Company International from 1996 to 2000. TimesSquare, which was established in November 2004 to succeed the growth equity investment advisory business of its predecessor, TimesSquare Capital Management, Inc., had assets under management of approximately $6.1 billion as of September 30, 2005.

ANNUAL FUND OPERATING EXPENSES

The Annual Fund Operating Expenses table shows the annual operating expenses you may pay if you buy and hold shares of the Fund, based upon the amounts incurred during the Fund's most recent fiscal year. These expenses,
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which are calculated as a percentage of average net assets, are deducted from
Fund assets and are factored into any quoted share price or investment return. If you invest in the Fund through the Vantagepoint Elite program, other fees may apply.

The following information replaces the data related to the Fund in the Annual Fund Operating Expenses chart on page 49 of the Prospectus:

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                              TOTAL
                                         MANAGEMENT     SUBADVISER         OTHER           ANNUAL FUND
                                            FEE            FEES           EXPENSES          EXPENSES
VANTAGEPOINT AGGRESSIVE OPPORTUNITIES
  FUND*                                  0.10%          0.51%          0.45%              1.06%

* Expenses have been restated to reflect current fees.

EXAMPLE

The example is intended to help you compare the cost of investing in The Vantagepoint Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be those presented in the example.

The following information replaces the data related to the Fund in the Example on page 50 of the Prospectus:

                                                                1 YR      3 YRS     5 YRS      10 YRS
VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND                       $109      $339       $587      $1,299

If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in the Fund.

                         [End of Prospectus Supplement]

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                                                            SUPP-012-200601-322D